SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [  ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       LPT Variable Insurance Series Trust
------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                        Blazzard, Grodd & Hasenauer, P.C.
------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.



     1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------

     5)  Total fee paid:

         ---------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         ---------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------------

     3)  Filing Party:

         ---------------------------------------------------------------

     4)  Date Filed:
       ---------------------------------------------------------------




                       LPT VARIABLE INSURANCE SERIES TRUST

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 20, 2001

NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of shareholders ("Shareholders")of LPT Variable Insurance Series Trust, a Massachusetts business trust ("Trust"), will be held at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California 95833, on August 20, 2001, at 10:00 a.m., local time, to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1. To elect three Trustees to serve until their respective successors are elected and have qualified;

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only Shareholders of record at the close of business on June 22, 2001, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

                                       By Order of the Board of Trustees,


                                       GEORGE NICHOLSON
                                       President, Treasurer, Principal
                                       Financial Officer and Principal
                                       Accounting Officer


July 24, 2001
Sacramento, California


YOUR VOTE IS IMPORTANT! PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING POSTAGE PREPAID ENVELOPE. IF YOU SIGN, DATE AND RETURN THE PROXY BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF ALL PROPOSALS NOTICED ABOVE.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY.

                       LPT VARIABLE INSURANCE SERIES TRUST

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                                 August 20, 2001

The enclosed proxy is being solicited by and on behalf of the Board of Trustees (the "Trustees" or "Board") of LPT Variable Insurance Series Trust, a Massachusetts business trust ("Trust"), which consists of separate portfolios. This proxy is for use at a Special Meeting ("Meeting") of shareholders ("Shareholders") of LPT Variable Insurance Series Trust, to be held at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California 95833 ("London Pacific") on August 20, 2001, at 10:00 a.m., local time, or any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice").

The Notice, this Proxy Statement, and the accompanying voting instructions form(s) were first mailed to variable contract owners on or about July 25, 2001.

The Trustees have fixed the close of business on June 22, 2001 as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of LPT Variable Insurance Series Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and to a proportionate fractional vote for each fractional Share.

As of the Record Date, there were 3,913,247 shares of the LPT Variable Insurance Series Trust outstanding. See page 9 for information concerning the substantial Shareholders of the Shares.

The cost of preparing, printing and mailing the Notice, Proxy Statement and accompanying voting instructions form, and all other costs in connection with the solicitation of proxies will be paid by London Pacific or an affiliate thereof. In addition to the mailing of these proxy materials, proxies may be solicited by letter, telephone or electronic means such as e-mail, or in person by an officer of the Trust, or by officers, agents or employees of London Pacific.

THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS OF THE TRUST AS OF DECEMBER 31, 2000, MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 852-3152 OR WRITING TO THE ANNUITY SERVICE CENTER AT P.O. BOX 2956, RALEIGH, NC 27626.

                                     VOTING

The Amended and Restated Declaration of Trust of the LPT Variable Insurance Series Trust dated January 9, 1996 (the "Declaration of Trust") provides that the holders of a majority of the outstanding Shares of the Trust, entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum at any meeting of Shareholders.

At any meeting of Shareholders, any holder of Shares entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Trust as the Secretary may direct, for the verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Trustees, proxies may be solicited in the name of one or more Trustees or one or more of the officers of the Trust. Only Shareholders of record shall be entitled to vote and each full Share shall be entitled to one vote and fractional Shares shall be entitled to fractional votes. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Share. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Share is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards to the charge or management of such Share, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy.

The Trust was established to be used exclusively as the underlying investment for certain variable annuity contracts ("Variable Contracts") issued by London Pacific. All shares of the Trust are owned by London Pacific. Pursuant to current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), London Pacific will solicit voting instructions from owners of Variable Contracts with respect to matters to be acted upon at the Meeting. All Shares of the Trust will be voted by London Pacific in accordance with voting instructions received from such Variable Contract owners. London Pacific will vote all of the Shares which it is entitled to vote in the same proportion as the voting instructions given by Variable Contract owners, on the issues presented, including Shares which are attributable to London Pacific's interest in the Trust.

London Pacific has fixed the close of business on August 16, 2001 as the last day on which voting instructions will be accepted.

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Trust receives an insufficient number of votes to approve the proposal, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the proposal depends upon whether a sufficient number of votes is cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Trust a superseding voting instructions form or written notice of revocation. Only the Variable Contract owner executing the voting instructions form can revoke it. London Pacific will vote the Shares of the Trust in accordance with all properly executed and unrevoked voting instructions of Variable Contract owners.

THIS PROXY IS SOLICITED BY THE TRUSTEES.

THE TRUSTEES RECOMMEND THAT YOU CAST YOUR VOTE FOR PROPOSAL 1.

The Trust knows of no business other than that described in Proposal 1 of the Notice, which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

                        PROPOSAL 1: ELECTION OF TRUSTEES

The Trustees

The Trust may, but is not required to, hold annual meetings of shareholders for the election of Trustees. The current Board of Trustees has selected and nominated all nominees for election as Trustees at this Special Meeting of Shareholders. The three individuals named in the table below have been nominated for election as Trustees, each to hold office until his successor is duly elected and has qualified.

Following the Meeting, the Trust does not contemplate holding regular meetings of Shareholders to elect Trustees or otherwise. In the event a vacancy occurs on the Board by reason of death, resignation or a reason other than removal by the Shareholders, the remaining Trustees shall appoint a person to fill the vacancy for the entire unexpired term. The Trust has no procedure to consider persons recommended by Variable Contract owners for nomination to the Board of Trustees of the Trust.

When an investment company does not hold regular annual meetings, it is a requirement under the 1940 Act and a policy of the Trust that holders of record of not less than two-thirds of the outstanding shares of the investment company may file a declaration in writing or may vote at a special meeting of shareholders for the purpose of removing a Trustee. The Board will be required to promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee(s) when required to do so by the record holders of not less than 10% of the total outstanding shares of the Trust. In addition, the Board will comply with the requirements of Section 16(c) of the 1940 Act with respect to communications with Shareholders.

Each of the nominees named below has agreed to serve as a Trustee if elected; however should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the Board of Trustee.

Each Trustee elected by the Shareholders or by the Trustees shall serve until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed.

The following is a list of the names, ages and principal occupations respecting the Trustee nominees.

Name and Age                      Principal Occupations or Employment in
                                  Past 5 Years
A. Scott Logan                    Consultant, 1999 - Present; President, Manufacturers Life Insurance Company
Age: 62                           of New York from 1997-1999; President of Wood Logan Associates, Inc., a wholesale distribution company for fixed and variable annuities, from
                                  1986-1999.

Thomas L. West, Jr.               Vice Chairman, Info-One 1999-Present; Vice Chairman and Group
Age: 54                           Executive-Retirement Services, American General Corporation from 1998-1999;
                                  President-Variable Annuity Life Insurance
                                  Company, American General Services Portfolio
                                  Company from 1994-1997.

George C. Nicholson*              President, CEO and Director, London Pacific (since 11/99); Chief
Age: 42                           Financial Officer, Secretary and Director - London Pacific
                                  and LPIMC Marketing Services (since 9/94); Treasurer and
                                  Director - London Pacific Financial & Insurance Services (since
                                  11/94).

------------------

* "Interested person" as defined in the 1940 Act.


The following is a list of the names, ages, principal occupations and other information respecting the current Trustees.


Name and Age                            Principal Occupations or Employment in
                                        Past 5 Years
-----------------------                 ---------------------------------------
Raymond L. Pfeister    Trustee           Principal, Chief Marketing Officer of Fred
One World Trade Center                   Alger Management, Inc. for more than 5 years.
New York, NY 10048
Age: 54

Robert H. Singletary   Trustee           Chairman, National Securities Commission-
70 I. Abashidze                          Republic of Georgia (since 2/00); formerly
Ministry of Finance, Room 107            Senior Capital Markets Advisor, U.S. Agency
Tbilisi 380062                           for International Development (1996 to 2/00);
Republic of Georgia                      Chief of Enforcement, San Francisco Office,
Age: 44                                  U.S. Securities and Exchange Commission
                                         (1990 to 1996).

James A. Winther       Trustee           President of WMI Corporation (since 1983)
11000 Placida Road
Placidia, FL 33946
Age: 63

Trustees who are "interested persons" receive no compensation from the Trust. Each Trustee of the Trust who is not an interested person of the Trust receives a fee of $3,000 for each Board Meeting attended and $1,500 for each Committee Meeting attended (if held on a day on which no Board Meeting is held). For the year ended December 31, 2000, the Disinterested Trustees received the following fees for service as Trustee:



                                     Pension or      Estimated        Total
                         Aggregate   Retirement   Annual Benefits Compensation
                        Compensation  Benefits         upon       From Trust and
Name and Position        from Trust   Accrued        Retirement    Trust Complex
-----------------        ----------   -------        ----------    -------------

Raymond L. Pfeister         $12,000       0               0           $12,000
Robert H. Singletary        $12,000       0               0           $12,000
James A. Winther            $12,000       0               0           $12,000

Messrs. Pfeister, Singletary, and Winther have acted as Trustees of the Trust since 1996. Mr. Winther has informed the Board that he intends to resign from the Board of Trustees effective as of the date of this Shareholder Meeting.

During the last fiscal year, the Board of Trustees held four meetings. During the last full fiscal year, no board member attended fewer than 75% of the aggregate of (1) the total number of meetings of the board of trustees (held during the period for which he has been a trustee) and (2) the total number of meetings held by all committees of the board on which he served (during the periods that he served).

The Board of Trustees has appointed an Audit Committee comprised of Messrs. Pfeister and Singletary. The Audit Committee makes recommendations to the Board concerning the selection of the Trust's independent accountants and reviews with such accountants the scope and results of the Trust's annual audit and considers any comments that the accountants may have regarding the Trust's financial statements or books of account. The Audit Committee held one meeting during the last fiscal year. The Disinterested Trustees are responsible for the annual review of the Trust's investment advisory arrangements and any other matters requiring the approval of the Disinterested Trustees under the 1940 Act. The Trust does not have a standing nominating or compensation committee of the Board.

The officers of the Trust serve for one year or until their respective successors are chosen and have qualified. The Trust's officers currently receive no compensation from the Trust but are also officers of the Adviser and certain of its affiliates and receive compensation in such capacities.

The following table sets forth certain information concerning the current principal executive officers of the Trust.

                       Positions and         Other Principal Occupations
Name and Age           Offices with Trust    in Past 5 Years
--------------         -------------------   ------------------------------------

George C. Nicholson*     President,            President, CEO and Director, London Pacific
3101 Poplarwood          Principal             (since 11/99); Chief Financial Officer, Secretary and Director -
Raleigh, NC  27604       Executive Officer,    London Pacific and LPIMC Marketing Services (since 9/94);
Age: 42                  Treasurer,            Treasurer and Director - London Pacific Financial & Insurance
                         Principal Financial   Services (since 11/94).
                         Officer and Principal
                         Accounting Officer


Jerry T. Tamura*          Vice President       Secretary and Director - London Pacific (since 9/00); Vice
1755 Creekside Oaks Drive and Secretary        President and Chief Operating Officer - London Pacific
Sacramento, CA 95833                           (since 11/1999); Vice President-Administrative Services-
Age: 54                                        London Pacific and LPIMC Insurance Marketing Services
                                               (since 1989); President and Director - London Pacific
                                               Financial & Insurance Services (since 11/94).


As of the Record Date, certain officers and Trustees of the Trust held beneficial interests in shares of the Trust through the purchase of variable contracts. The amount owned beneficially by the officers and Trustees, as a group, is less than one percent of each Portfolio's outstanding shares.

* "Interested person" as defined in the 1940 Act.





                           PROPOSAL 2: OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

REQUIRED VOTE. The election of Trustees shall be by affirmative vote of the holders of at least a majority of the Shares entitled to vote present in person or represented by proxy at such meeting with the Shares of all Portfolios voting as a single class.

SUBSTANTIAL SHAREHOLDERS. As of the Record Date, all of the Shares of the Trust were owned by London Pacific and its separate accounts. As of the Record Date, the Officers and Trustees of the Trust together owned Variable Contracts which represent less than 1% of the outstanding shares of the Trust.

SHAREHOLDER PROPOSALS. The Trust does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

Proposals must be received in a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named, as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

PROMPT  EXECUTION  AND  RETURN  OF THE  ENCLOSED  VOTING  INSTRUCTIONS  FORM  IS
REQUESTED.  A  SELF-ADDRESSED,   POSTAGE-PAID  ENVELOPE  IS  ENCLOSED  FOR  YOUR
CONVENIENCE.

                                   By Order of the Board of Trustees,


                                   George C.  Nicholson
                                   Vice President, Treasurer, Principal
                                   Financial Officer and Principal
                                   Accounting Officer

July 24, 2001
Sacramento, California


                                      PROXY

                                       OF

                       LPT VARIABLE INSURANCE SERIES TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                                 August 20, 2001

     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the LPT Variable Insurance Series Trust ("Trust") hereby appoints ________________, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held on August 20, 2001, at 10:00 a.m., local time, at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California 95833, and at any adjournment thereof ("Meeting"), as follows:

1. To elect three trustees to serve until their respective successors are elected and have qualified: A. Scott Logan, Thomas L. West, Jr. and George
     C. Nicholson.


                                          IN FAVOR
                                      For all nominees
                                     listed (except as             WITHHOLDING
                                    marked to the contrary)         AUTHORITY
                                    -----------------------       --------------

                                         [    ]                       [    ]


------------------------------------
(INSTRUCTION: TO WITHHOLD AUTHORITY
FOR ANY INDIVIDUAL NOMINEE WRITE THE
NAME ON THE LINE PROVIDED
ABOVE.)



     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                        Dated: ____________________, 2001


                      London Pacific Life & Annuity Company

                        ---------------------------------------------------
                        Name of Insurance Company

                        ---------------------------------------------------
                      Name and Title of Authorized Officer

                        ---------------------------------------------------
                         Signature of Authorized Officer



Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares:


-----------------------------------






              INSTRUCTIONS TO LONDON PACIFIC LIFE & ANNUITY COMPANY
                    FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
  LPT VARIABLE INSURANCE SERIES TRUST TO BE HELD ON AUGUST 20, 2001
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                      LONDON PACIFIC LIFE & ANNUITY COMPANY


The undersigned hereby instructs London Pacific Life & Annuity Company (the "Company"), to vote all shares of LPT VARIABLE INSURANCE SERIES TRUST (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held on August 20, 2001, at 10:00 a.m., local time, at the offices of London Pacific Life & Annuity Company, 1755 Creekside Oaks Drive, Sacramento, California 95833, and at any adjournment thereof, as indicated on the reverse side.



                                           Dated: ________________________, 2001


                                           -------------------------------------
                                                       Signature(s)




NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS FORM. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign this proxy. Please sign, date and return.



INSTRUCTIONS SOLICITED ON BEHALF OF LONDON PACIFIC LIFE & ANNUITY COMPANY.

LONDON PACIFIC LIFE & ANNUITY COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL THE PROPOSALS. IF THIS INSTRUCTION FORM IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE YOUR SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.


Please vote by filling in the appropriate box below.



                                    IN FAVOR
                                   For all nominees
                                   listed (except as        WITHHOLD
                                   marked to the contrary)  AUTHORITY
                                   -----------------------  -----------
1. To elect three trustees to
   serve until their respective         [    ]                [    ]
   successors are elected and
   have qualified: A. Scott Logan,
   Thomas L. West, Jr. and
   George C. Nicholson.



------------------------------
(INSTRUCTION: TO WITHHOLD
AUTHORITY FOR ANY INDIVIDUAL
NOMINEE(S) WRITE THE NAME(S) ON THE
LINE PROVIDED ABOVE.)



                  IMPORTANT: Please sign on the reverse side.